EXHIBIT 10.1

                           INCENTIVE STOCK OPTION PLAN
                         FOR KEY OFFICERS AND EMPLOYEES

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                        CITIZENS COMMUNITY BANCORP, INC.

                        1996 INCENTIVE STOCK OPTION PLAN


1. PURPOSE. The purpose of the Citizens Community Bancorp, Inc. ("CCB") 1996 Incentive Stock Option Plan (the "Plan") is to advance the interests of CCB and its shareholders by providing key employees of CCB and its affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of CCB and its affiliates largely depends, with an additional incentive to perform in a superior manner, as well as, to attract people of experience and ability.

2.       DEFINITIONS.

         (a)      "Board of Directors" means the Board of Directors of CCB.

         (b)  "Affiliate"   means  (i)  a  member  of  a  controlled   group  of
corporations of which CCB is a member or (ii) an unincorporated trade or business which is under common control with CCB as determined in accordance with
Section 414(c) of the Internal Revenue Code (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

         (c) "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, and/or Limited Rights granted under the provisions of the Plan.

         (d) "Committee" means the Compensation Committee of the Board of Directors.

         (e) "Plan Year or Years" means a calendar year or years commencing on or after January 1, 1996.

         (f) "Date of Grant" means the actual date on which an Award is granted by the Committee.

         (g) "Common Stock" means the Common Stock of CCB, par value, $.01 per share.

         (h) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and ask sale prices on the last previous date on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-counter transactions, the Fair Market Value means the highest price at which the stock has sold in an arms length transaction during the 90 days

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immediately  following  the  grant  date.  In  the  absence  of an  arms  length transaction during such 90 days, Fair Market Value means the book value of the common stock or the issue price of $9.00 per share, which ever is higher.

         (i) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

         (j) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

         (k) "Termination for Cause" means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to CCB or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to CCB or one of its affiliates.

         (l) "Participant" means an employee of CCB or its affiliates chosen by the Committee to participate in the Plan.

         (m) "Change in Control" of CCB means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a][2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of CCB or the Bank, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of CCB or the Bank; or (ii) controls in any manner the election of the directors of CCB. For purposes of this Agreement, a "Change in Control" shall be deemed not to have occurred in connection with a reorganization, consolidation, or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

         (n) "Normal Retirement" means retirement at the normal or early retirement date as set forth in any tax qualified plan of the Bank.

3. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever

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determinations  and  interpretations  in  connection  with  the Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

4. TYPES OF AWARDS. Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; and (c) Limited Rights as defined below in paragraphs 7-9 of the Plan.

5. STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 13, the maximum number of shares reserved for issuance under the Plan is 100,000 shares of Common Stock of CCB, par value $.01 per share. To the extent that options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that options together with any related rights granted under the Plan terminate, expire or are cancelled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6. ELIGIBILITY. Officers and other employees of CCB or its affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options and/or Limited Rights under the Plan. Directors who are not employees or officers of CCB or its affiliates shall not be eligible to receive Awards under the Plan.

7.       NON-STATUTORY STOCK OPTIONS.

7.1      Grant of Non-Statutory Stock Options.
The Committee may, from time to time, grant Non-Statutory Stock Options to eligible employees. Non-Statutory Stock Options granted under this Plan are subject to the following terms and conditions:

         (a)  Price.
         The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall not be less than 100% of the Fair Market Value of CCB's Common Stock on the date the option is granted. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of CCB at the Fair Market Value of such shares determined in the manner described in Section 2(h).

         (b)  Terms of Options.
         The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant.

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The Committee shall determine the date on which each Non-Statutory  Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of CCB, all Non-Statutory Stock Options shall become immediately exercisable.

         (c)  Termination of Employment.
         Upon the termination of an employee's service for any reason other than Disability, Normal Retirement, death or Termination for Cause, his Non-Statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination and only for a period of three months following termination. In the event of Termination for Cause, all rights under his Non-Statutory Stock Options shall expire upon termination. In the event of the death, Disability or Normal Retirement of any employee, all Non-Statutory Stock Options held by the employee, whether or not exercisable at such time, shall be exercisable by the employee or his legal representatives or beneficiaries for three years following the date of his death, Normal Retirement or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

8.       INCENTIVE STOCK OPTIONS.

8.1      Grant of Incentive Stock Options.
The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a)  Price.
         The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of CCB's Common Stock on the date the Incentive Stock Option is granted. However, if an employee owns stock equal to more than 10% of the total combined voting power of all classes of Common Stock of CCB (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of CCB's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of CCB at the Fair Market Value of such shares determined in the manner described in
         Section 2(h).


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         (b)  Amounts of Options.
         Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422A of the Code. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 8.1(b) shall be construed and applied in accordance with Section 422A(d) of the Code and the regulations, if any, promulgated thereunder.

         (c)  Terms of Options.
         The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any employee, at the time an Incentive Stock Option is granted to him, owns Common Stock representing more than 10% of the total combined voting power of CCB (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the employee to which it is granted.

The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422A of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422A of the Code. Notwithstanding the above, in the event of a Change in Control of CCB, all Incentive Stock Options shall become immediately exercisable.

         (d)  Termination of Employment.
         Upon the termination of an employee's service for any reason other than Disability, Normal Retirement, death or Termination for Cause, his Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under his Incentive Stock Options shall expire upon termination.

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In the event of death or Disability of any employee, all Incentive Stock Options held by such employee, whether or not exercisable at such time, shall be exercisable by the employee or his legal representatives or beneficiaries for one year following the date of his death or cessation of employment due to Disability. Upon termination of an employee's service due to Normal Retirement, all Incentive Stock Options held by such employee, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of his Normal Retirement, provided however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of his Normal Retirement. In no event shall the period extend beyond the expiration of the Incentive Stock Option term.

9.       LIMITED RIGHTS.

9.1      Grant of Limited Rights.
The Committee may grant a Limited Right simultaneously with the grant of any option, with respect to all or some of the shares covered by such option. Limited Rights granted under this Plan are subject to the following terms and conditions:

         (a)  Terms of Rights.
         In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of CCB.

         The Limited Right may be exercised only when the underlying option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

         Upon exercise of a Limited Right, the related option shall cease to be exercisable. Upon exercise or termination of an option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

         (b)  Payment.
         Upon exercise of a Limited Right, the holder shall promptly receive from CCB an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.


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         (c)  Termination of Employment.
         Upon the termination of an employee's service for any reason other than Disability, Normal Retirement, death or Termination for Cause, any Limited Rights held by him shall be exercisable only as to those shares of the related option which were immediately purchasable at the date of termination and for a period of three months following termination. In the event of Termination for Cause, all Limited Rights held by him shall expire immediately.

         Upon  termination of an employee's  employment for reason of death,  or
         Disability,   all  Limited  Rights  held  by  such  employee  shall  be
         exercisable   by  the   employee   or  his  legal   representative   or
         beneficiaries for a period of one year from the date of such termination with respect to Limited Rights related to Incentive Stock Options, and for a period of three years from the date of such termination with respect to Limited Rights related to Non-Statutory Stock Options. Upon termination of an employee's employment for reason of Normal Retirement, all Limited Rights held by such employee shall be exercisable by the employee or his legal representative or beneficiary for one year with respect to Limited Rights granted with respect to Incentive Stock Options and three years with respect to Limited Rights granted with respect to Non-Statutory Stock Options. In no event shall the period extend beyond the expiration of the term of the related option.

10. RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY. An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of CCB or its affiliates or to continue to perform services for CCB or its affiliates or interferes in any way with the right of CCB or its affiliates to terminate his services as an officer or other employee at any time.

No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

11. AGREEMENT WITH GRANTEES. Each Award of Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and CCB or its affiliates which describes the conditions for receiving the Awards including the date of Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

12. DESIGNATION OF BENEFICIARY. A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to CCB and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his estate will be deemed to be the beneficiary.

13. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock of CCB by reason of any stock dividend or

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split,  recapitalization,   merger,  consolidation,   spin-off,  reorganization,
combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

14. WITHHOLDING. There will be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.

15. AMENDMENT OF THE PLAN. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided however, that if necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

         (a) increases the maximum number of shares for which options may be granted under the Plan (subject, however, to the provisions of Section 13 hereof);

         (b) reduces the exercise price at which Awards may be granted;

         (c) extends the period during which options may be granted or exercised beyond the times originally prescribed; or

         (d) changes the persons eligible to participate in the Plan.

Failure to ratify or approve amendments or modifications to subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.


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16.  EFFECTIVE DATE OF PLAN. The Plan shall be adopted by the Board of Directors and shall become effective upon such date of adoption, or other date as determined by the Board. Following the Effective Date of the Plan, the Plan shall be submitted to shareholders for approval. If the Plan shall not be approved by shareholders, the Plan and any Awards granted thereunder shall be null and void.

17. TERMINATION OF THE PLAN. The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of options or related rights equaling the maximum number of shares reserved under the Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

18. APPLICABLE LAW. The Plan will be administered in accordance with the laws of the State of Florida.


         Adopted this ___ day of _____________, 1996 by the Company's Board of Directors.



                                             /s/ Stephen A. McLaughlin
                                                 ---------------------

                                                 Stephen A. McLaughlin
                                                 Secretary

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